                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)  June 26, 1998

                         EQUITY OFFICE PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)





            MARYLAND                       1-13115              36-4151656
(State or other jurisdiction of       (Commission File       (I.R.S. Employer
incorporation or organization)            Number)           Identification No.)

        TWO NORTH RIVERSIDE PLAZA,
      SUITE 2200, CHICAGO, ILLINOIS                                60606
 (Address of principal executive offices)                        (Zip Code)




                                 (312) 466-3300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITIONS

As used herein, the term "Company" means either Equity Office Properties Trust, a Maryland real estate investment trust, alone as an entity, or as the context may require, the consolidated enterprise consisting of Equity Office Properties Trust, EOP Operating Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), and their subsidiaries. Capitalized terms used but not defined in this Current Report on Form 8-K are as defined in the Company's Annual Report on Form 10-K for the year ended December 31, 1997, as amended by Form 10-K/A, and the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998. The Company acquired 14 Office Properties and one parking facility during the period from January 1, 1998 through July 2, 1998. The cash portion of these transactions was financed through the Company's lines of credit and working capital. Descriptions of the acquired properties are as follows.

BP TOWER GARAGE

The Company acquired BP Tower Garage located in Cleveland, Ohio from an unaffiliated party for approximately $10.2 million in cash on January 29, 1998.

100 SUMMER STREET

The Company acquired 100 Summer Street located in Boston, Massachusetts from an unaffiliated party for approximately $222.7 million in cash on March 18, 1998. The 32-story building contains approximately 1,037,801 square feet of office space and was approximately 100% occupied as of June 30, 1998.

THE TOWER AT NEW ENGLAND EXECUTIVE PARK

The Company acquired The Tower at New England Executive Park located in Burlington, Massachusetts from an unaffiliated party for approximately $27.9 million in cash on March 31, 1998. The 11-story building contains approximately 195,228 square feet of office space and was substantially vacant except for existing leases, which comprise approximately 36.5% of the building as of June 30, 1998. The Company is currently preparing the vacant space for future occupancy.

DENVER POST TOWER

The Company acquired Denver Post Tower located in Denver, Colorado from an unaffiliated party for approximately $52.8 million on April 21, 1998. The acquisition was paid for with a combination of approximately $52.7 million in cash and $.1 million in Units. The 22-story office building contains approximately 579,999 square feet of office space and was approximately 84.0% occupied as of June 30, 1998.

301 HOWARD STREET AND 215 FREMONT STREET

The Company acquired 301 Howard Street and 215 Fremont Street located in San Francisco, California from an unaffiliated party for approximately $89.9 million in cash on April 29, 1998. The 301 Howard Street office building consists of 23 stories and contains approximately 305,891 square feet of space and was approximately 84.7% occupied as of June 30, 1998. The 215 Fremont Street office building consists of 10 stories and contains approximately 265,000 square feet. The building is currently vacant and will undergo a significant renovation and extensive seismic retrofitting prior to re-tenanting.

410 17TH STREET

The Company acquired 410 17th Street located in Denver, Colorado from an unaffiliated party for approximately $44.6 million in cash on April 30, 1998. The office building contains approximately 388,953 square feet of office space and was approximately 87.6% occupied as of June 30, 1998.

ONE TABOR CENTER

The Company acquired One Tabor Center located in Denver, Colorado from an unaffiliated party for approximately $144.3 million on April 30, 1998. The acquisition was paid for with a combination of approximately $96.2 million in cash and $48.1 million in assumed debt. The office building contains approximately 557,047 square feet of office space in two buildings and was approximately 91.0% occupied as of June 30, 1998. The building also contains approximately 117,231 square feet of retail space and was 80.0% occupied as of June 30, 1998. This property also includes an adjacent development site.

TRINITY PLACE

The Company acquired Trinity Place located in Denver, Colorado from an unaffiliated party for approximately $19.0 million in cash on April 30, 1998. The office building contains approximately 189,163 square feet of office space and was approximately 90.1% occupied as of June 30, 1998.

DOMINION PLAZA

The Company acquired Dominion Plaza located in Denver, Colorado from an unaffiliated party for approximately $59.8 million on May 14, 1998. The acquisition was paid for with a combination of approximately $21.9 million in cash and $37.9 million in purchase money debt. The office building contains approximately 571,468 square feet of office space and was approximately 88.6% occupied as of June 30, 1998.

MILLENNIUM PLAZA

The Company acquired Millennium Plaza located in Englewood, Colorado from an unaffiliated party for approximately $46.1 million in cash on May 19, 1998. Millennium Plaza is a four- and three-story interconnected office building containing approximately 330,033 square feet and was approximately 100% occupied as of June 30, 1998. The acquisition also includes an adjacent 26-acre site of vacant land.

JAMES K. POLK BUILDING AND THE ZACHARY TAYLOR BUILDING

The Company acquired the remaining 90% interest in the James K. Polk Building and the Zachary Taylor Building located in Arlington, Virginia from an unaffiliated party for approximately $158.2 million in cash on May 22, 1998. The Company previously was a co-general partner and held a combined 10% general and limited partnership interest in the office buildings. The James K. Polk Building and the Zachary Taylor Building are twin, 12-story office buildings containing approximately 902,371 square feet and were approximately 100% occupied as of June 30, 1998.

WALKER BUILDING

The Company acquired Walker Building located in Washington, D.C. from an unaffiliated party for approximately $8.6 million in cash on June 1, 1998. The office building contains approximately 75,456 square feet of office space and was approximately 76.9 % occupied as of June 30, 1998.

COLUMBIA SEAFIRST CENTER

The Company acquired Columbia Seafirst Center located in Seattle, Washington from an unaffiliated party for approximately $401.7 million in cash on June 26, 1998. The 76-story office building contains approximately 1,537,932 square feet of office and retail space in two buildings and a 750-space parking garage. The building was approximately 88.8% occupied as of June 30, 1998.

NORTHLAND PLAZA

The Company acquired Northland Plaza located in Bloomington, Minnesota from an unaffiliated party for approximately $47.0 million in cash on July 2, 1998. The 15-story office building contains approximately 296,965 square feet of office space and was approximately 97.8% occupied as of June 30, 1998.

ITEM 5.    OTHER EVENTS

The Company expects to acquire eleven additional office properties within the next few months from various unaffiliated parties. The office properties are as follows.

4949 SOUTH SYRACUSE

The Company expects to acquire 4949 South Syracuse located in Denver, Colorado from an unaffiliated party for approximately $8.2 million. The office building contains approximately 62,633 square feet of office space and was approximately 96.4% occupied as of June 30, 1998.

METROPOINT, ONE PARK SQUARE AND THE TERRACE BUILDING

The Company expects to acquire Metropoint located in Denver, Colorado, One Park Square located in Albuquerque, New Mexico, and The Terrace Building located in Greenwood Village, Colorado, from an unaffiliated party for approximately $97.3 million. Metropoint contains approximately 263,719 square feet of office space and was approximately 95.0% occupied as of June 30, 1998. One Park Square contains approximately 262,020 square feet of office space in four buildings and was approximately 80.1% occupied as of June 30, 1998. The Terrace Building contains approximately 115,364 square feet of office space and was approximately 83.9% occupied as of June 30, 1998.

THE SOLARIUM

The Company expects to acquire The Solarium located in Greenwood Village, Colorado from an unaffiliated party for approximately $19.5 million. The office building contains approximately 162,851 square feet of office space and was approximately 95.0% occupied as of June 30, 1998.

COLONNADE I, II AND III

The Company expects to acquire Colonnade I, II and III located in Dallas, Texas from an unaffiliated party for approximately $150.0 million. The acquisition will include three office buildings totaling 982,110 square feet. Colonnade I contains approximately 289,743 square feet of office space and was approximately 98% occupied as of June 30, 1998. Colonnade II contains approximately 317,367 square feet of office space and was approximately 99% occupied as of June 30,
1998.    Colonnade I and II will be acquired for approximately $90.0 million.
Colonnade III, which is under construction and expected to be completed in August 1998, will contain approximately 375,000 square feet and is 37% pre-leased as of June 30, 1998. The purchase price on Colonnade III will be determined at the date of close, based on a pre-determined formula factored for leased and unleased space, and is estimated at approximately $60.0 million.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)  Pro Forma Financial Statements
(b)  Financial statements for acquired and probable properties.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              EQUITY OFFICE PROPERTIES TRUST

Date:  July 9, 1998                  By: /s/  Richard D. Kincaid
                                              -------------------------------
                                              Richard D. Kincaid
                                              Executive Vice President,
                                              Chief Financial Officer

                         EQUITY OFFICE PROPERTIES TRUST

               PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

            AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 1998 AND
                     FOR THE YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)

     The accompanying unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 1998 reflects the following transactions which all occurred or are expected to occur subsequent to March 31, 1998: (a) the acquisition or probable acquisition of 23 office properties and the purchase of the remaining partnership interests in one of the Company's unconsolidated joint ventures; (b) the increase in the $600 Million Credit Facility to $1.0 billion; (c) the UIT Offering; and (d) the $300 million unsecured notes offering and $475 million unsecured notes offering (collectively the "June 1998 Notes Offering").

     The accompanying unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 1998 reflects the following transactions as if they had occurred on January 1, 1998: (a) the acquisition of 2 office properties, and one parking facility, acquired during the three months ended March 31, 1998; (b) the acquisition of 12 office properties, acquired between April 1, 1998 and July 2, 1998; (c) the purchase of the remaining partnership interests in one of the Company's unconsolidated joint ventures;
(d) the probable acquisition of 11 office properties; (e) the February 1998 Notes Offering; (f) the Series B Preferred Offering; (g) the increase in the $600 Million Credit Facility to $1.0 billion; (h) the UIT Offering; and (i) the June 1998 Notes Offering.

     The accompanying unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1997 reflects the following transactions as if they had occurred on January 1, 1997: (a) the acquisition of 66 office properties, including 20 office properties acquired by Beacon prior to the Beacon Merger, and seven parking facilities, including an interest in four parking facilities, acquired during the year ended December 31, 1997; (b) the disposition of three office properties; (c) the $180 million private debt offering (the "$180 Million Notes Offering") which occurred on September 3, 1997; (d) the transactions that occurred in connection with the consolidation of the entities which comprise the predecessors ("Equity Office Predecessors") of the Company (the "Consolidation") and the initial public offering (the "IPO"), which closed on July 11, 1997, and the decrease in interest expense resulting from the use of the net proceeds for the repayment of mortgage debt;
(e) the net change in interest expense from draws on the $1.5 Billion Credit Facility used to refinance existing mortgage debt; (f) the Beacon Merger; (g) the acquisition of 14 office properties and one parking facility acquired between January 1, 1998 and July 2, 1998; (h) the purchase of the remaining partnership interest in one of the Company's unconsolidated joint ventures; (i) the probable acquisition of 11 office properties; (j) the February 1998 Notes Offering; (k) the Series B Preferred Offering; and (l) the increase in the $600 Million Credit Facility to $1.0 billion; (m) the UIT Offering; and (n) the June 1998 Notes Offering.

     The accompanying unaudited pro forma condensed combined financial statements have been prepared by management of the Company and do not purport to be indicative of the results which would actually have been obtained had the transactions described above been completed on the dates indicated or which may be obtained in the future. The pro forma condensed combined financial statements should be read in conjunction with the accompanying notes to the pro forma condensed combined financial statements as of and for the three months ended March 31, 1998 and the year ended December 31, 1997, included elsewhere herein.

                         EQUITY OFFICE PROPERTIES TRUST
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1998
                                  (UNAUDITED)
                                 (IN THOUSANDS)

                                                                        1998 ACQUIRED
                                                         EQUITY OFFICE   PROPERTIES
                                                          PROPERTIES        AND                                     EQUITY OFFICE
                                                             TRUST        PROBABLE        UIT      JUNE 1998      PROPERTIES TRUST
                                                          HISTORICAL    ACQUISITIONS   OFFERING  NOTES OFFERING      PRO FORMA
                                                         -------------------------------------------------------------------------
ASSETS                                                                      (A)           (B)
  Investment in real estate, net                         $ 11,200,676  $ 1,362,999    $     -      $     -          $ 12,563,675
  Cash and cash equivalents                                    11,681          -            -            -                11,681
  Rents and other receivables                                  70,478          -            -            -                70,478
  Escrow deposits and restricted cash                          29,923          -            -            -                29,923
  Investment in unconsolidated joint ventures                 359,804      (15,962)         -            -               343,842
  Other assets                                                131,432          -            -          5,981  (C)        137,413
                                                         -------------------------------------------------------------------------

       TOTAL ASSETS                                      $ 11,803,994  $ 1,347,037    $     -      $   5,981        $ 13,157,012
                                                         =========================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY

  Mortgage debt                                          $  2,060,105  $    48,109    $     -      $     -          $  2,108,214 (F)
  Unsecured notes                                           1,684,425       57,362          -        775,119  (D)      2,516,906 (F)
  Lines of credit                                             243,000    1,241,466      (44,059)    (769,138) (E)        671,269 (F)
  Distribution payable                                         92,057          -            -            -                92,057
  Other liabilities                                           284,137          -            -            -               284,137
                                                         -------------------------------------------------------------------------

       TOTAL LIABILITIES                                    4,363,724    1,346,937      (44,059)       5,981           5,672,583

  Minority interests:
    Operating Partnership                                     718,720          100          -            -               718,820
    Partially owned properties                                 29,200          -            -            -                29,200

  Preferred Shares(100,000 authorized and 14,000 issued)      500,000          -            -            -               500,000
  Common Shares                                                 2,499          -             16          -                 2,515
  Additional paid in capital                                6,189,851          -         44,043          -             6,233,894
                                                         -------------------------------------------------------------------------

       TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY        $ 11,803,994  $ 1,347,037    $     -      $   5,981        $ 13,157,012
                                                         =========================================================================

                         EQUITY OFFICE PROPERTIES TRUST
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                  (UNAUDITED)
                                 (IN THOUSANDS)

                                                                    EQUITY OFFICE   1998 ACQUIRED
                                                                     PROPERTIES     PROPERTIES AND    FEBRUARY       SERIES B
                                                                        TRUST          PROBABLE      1998 NOTES      PREFERRED
                                                                     HISTORICAL      ACQUISITIONS     OFFERING       OFFERING
                                                                    -------------   --------------   ----------      ---------
                                                                        (G)               (T)

REVENUES:
  Rental                                                             $  289,213       $  36,348      $     -         $      -
  Tenant reimbursements                                                  52,989           4,589            -                -
  Parking                                                                21,214           2,050            -                -
  Other                                                                   6,177             589            -                -
  Fees from noncombined affiliates                                        1,157             -              -                -
  Interest                                                                3,070             -              -                -
                                                                     ----------       ---------      ---------       ----------

  Total revenues                                                        373,820          43,576            -                -
                                                                     ----------       ---------      ---------       ----------

EXPENSES:
  Property operating                                                    137,865          16,026            -                -
  Interest                                                               72,029          24,394            508 (U)       (2,774) (V)
  Depreciation                                                           64,540           8,109            -                -
  Amortization                                                            1,107             -              -                -
  General and administrative                                             13,948             -              -                -
                                                                     ----------       ---------      ---------       ----------

                                                                        289,489          48,529            508           (2,774)
                                                                     ----------       ---------      ---------       ----------

Income before allocation to minority interests, income from
  investment in unconsolidated joint ventures                            84,331          (4,953)          (508)           2,774
Minority interests:
   Operating Partnership                                                 (7,726)            557             53              (61)
   Partially owned propertiees                                             (538)            -              -                -
Income from investment in unconsolidated joint ventures                   3,634            (434)           -                -
                                                                     ----------       ---------      ---------       ----------
Net income from continuing operations                                    79,701          (4,830)          (455)           2,713
                                                                     ----------       ---------      ---------       ----------
Preferred dividends                                                      (6,271)            -              -             (2,188) (W)
                                                                     ----------       ---------      ---------       ----------

Net income available for Common Shares                               $   73,430       $  (4,830)     $    (455)      $      525
                                                                     ==========       =========      =========       ==========


                                                                                      JUNE 1998       EQUITY OFFICE
                                                                        UIT             NOTES        PROPERTIES TRUST
                                                                      OFFERING         OFFERING         PRO FORMA
                                                                      --------        ---------      ----------------

REVENUES:
  Rental                                                             $      -         $     -           $  325,561
  Tenant reimbursements                                                     -               -               57,578
  Parking                                                                   -               -               23,264
  Other                                                                     -               -                6,766
  Fees from noncombined affiliates                                          -               -                1,157
  Interest                                                                  -               -                3,070
                                                                     ----------       ---------         ----------

  Total revenues                                                            -               -              417,396
                                                                     ----------       ---------         ----------

EXPENSES:
  Property operating                                                        -               -              153,891
  Interest                                                                 (760) (X)      1,059 (Y)         94,456
  Depreciation                                                              -               -               72,649
  Amortization                                                              -               -                1,107
  General and administrative                                                -               -               13,948
                                                                     ----------       ---------         ----------

                                                                           (760)          1,059            336,051
                                                                     ----------       ---------         ----------

Income before allocation to minority interests, income from
  investment in unconsolidated joint ventures                               760          (1,059)            81,345
Minority interests:
   Operating Partnership                                                    (79)            109             (7,147) (Z)
   Partially owned propertiees                                              -               -                 (538)
Income from investment in unconsolidated joint ventures                     -               -                3,200
                                                                     ----------       ---------         ----------
Net income from continuing operations                                       681            (950)            76,860
                                                                     ----------       ---------         ----------
Preferred dividends                                                         -               -               (8,459)
                                                                     ----------       ---------         ----------

Net income available for Common Shares                               $      681       $    (950)        $   68,401
                                                                     ==========       =========         ==========

Net income available per weighted average  Common Share Outstanding (Basic)                             $     0.27
                                                                                                        ==========
Weighted Average Common Shares Outstanding (Basic)                                                         251,576
                                                                                                        ==========
Net income available per weighted average  Common Share Outstanding (Diluted)                           $     0.27
                                                                                                        ==========
Weighted Average Common Shares Outstanding (Diluted)                                                       282,067
                                                                                                        ==========

                         EQUITY OFFICE PROPERTIES TRUST
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)
                                 (IN THOUSANDS)


                                                    EQUITY OFFICE
                                                     PROPERTIES               1997
                                                       TRUST                ACQUIRED                               FINANCING
                                                     HISTORICAL             PROPERTIES         DISPOSITIONS        ACTIVITY
                                                    -------------         -------------       --------------      -----------
                                                         (G)                   (H)                 (I)

REVENUES:
  Rental                                            $    570,379          $    245,032        $    (5,645)        $        -
  Tenant reimbursements                                  106,437                54,560                (62)                 -
  Parking                                                 47,051                17,229               (573)                 -
  Other                                                    9,863                 4,307               (431)                 -
  Fees from noncombined affiliates                         4,950                   -                                       -
  Interest                                                13,392                    69                -                    -
                                                    ------------          ------------        -----------         ------------
  Total revenues                                         752,072               321,197             (6,711)                 -
                                                    ------------          ------------        -----------         ------------

EXPENSES:
  Property operating                                     282,964               124,069             (2,710)                 -
  Interest                                               164,105                94,782                (36)              16,606(J)
  Depreciation                                           122,074                56,550             (2,071)                 -
  Amortization                                             7,357                   -                  (54)                 -
  General and administrative                              34,891                 2,185               (283)                 -
                                                    ------------          ------------        -----------         ------------

                                                         611,391               277,586             (5,154)              16,606
                                                    ------------          ------------        -----------         ------------


Income before allocation to minority interests,
  income from investment in unconsolidated
  joint ventures                                         140,681                43,611             (1,557)             (16,606)
Minority interests:
   Operating Partnership                                  (7,010)                  -                  -                    -
   Partially owned properties                             (1,701)                  -                                       -
Income from investment in unconsolidated
  joint ventures                                           5,155                 1,581                                     -
                                                    ------------          ------------        -----------         ------------
Net income from continuing operations                    137,125                45,192             (1,557)             (16,606)
                                                    ------------          ------------        -----------         ------------
Preferred dividends                                         (649)               (7,962)                                    -
                                                    ------------          ------------        -----------         ------------

Net income available to Common  Shares              $    136,476          $     37,230        $    (1,557)        $    (16,606)
                                                    ============          ============        ===========         ============
Net income from continuing operations per
 Common Share (Basic)
Weighted Average Common Shares Outstanding
Net income from continuing operations per
 Common Share (Diluted)
Weighted Average Common Shares Outstanding




                                                                                          BEACON
                                                             CONSOLIDATION               PROPERTIES             BEACON MERGER
                                                                AND IPO                 CORPORATION             AND HISTORICAL
                                                              ADJUSTMENTS                HISTORICAL               ADJUSTMENTS
                                                             -------------              -------------           ---------------
                                                                                            (O)

REVENUES:
  Rental                                                     $      8,983 (K)            $    299,196             $    5,834(P)
  Tenant reimbursements                                               -                        39,856                     -
  Parking                                                             -                           -                       -
  Other                                                               -                        11,907                     -
  Fees from noncombined affiliates                                    -                         3,090                     -
  Interest                                                            -                        10,067                     -
                                                             ------------                ------------            -----------

  Total revenues                                                    8,983                     364,116                  5,834
                                                             ------------                ------------            -----------

EXPENSES:
  Property operating                                                  -                       107,905                     -
  Interest                                                        (27,042)(L)                  52,344                    943(Q)
  Depreciation                                                      2,737 (M)                  65,034                  5,374(R)
  Amortization                                                        -                         4,209                     -
  General and administrative                                        1,800 (N)                  37,455                     -  (S)
                                                             ------------                ------------            -----------

                                                                  (22,505)                    266,947                  6,317
                                                             ------------                ------------            -----------

Income before allocation to minority interests,
  income from investment in unconsolidated
  joint ventures                                                   31,488                      97,169                   (483)
Minority interests:
   Operating Partnership                                          (13,170)                    (12,021)                 2,305
   Partially owned properties                                         -                           -
Income from investment in unconsolidated
  joint ventures                                                      -                         6,087
                                                             ------------                ------------            -----------
Net income from continuing operations                              18,318                      91,235                  1,822
                                                             ------------                ------------            -----------
Preferred dividends                                                   -                        (9,349)                   -
                                                             ------------                ------------            -----------
Net income available to Common  Shares                       $     18,318                $     81,886            $     1,822
                                                             ============                ============            ===========
Net income from continuing operations per
 Common Share (Basic)
Weighted Average Common Shares Outstanding
Net income from continuing operations per
 Common Share (Diluted)
Weighted Average Common Shares Outstanding

                         EQUITY OFFICE PROPERTIES TRUST
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)
                                 (IN THOUSANDS)



                                                        1998 ACQUIRED
                                                        PROPERTIES AND     FEBRUARY             SERIES B
                                                           PROBABLE       1998 NOTES           PREFERRED                UIT
                                                         ACQUISITIONS      OFFERING             OFFERING             OFFERING
                                                         --------------    ----------          ----------          ------------
                                                             ( T )
Revenues:
  Rental                                               $    141,706      $        -            $        -           $       -
  Tenant reimbursements                                      20,564               -                     -                   -
  Parking                                                     7,449               -                     -                   -
  Other                                                       2,662               -                     -                   -
  Fees from noncombined affiliates                              -                 -                     -                   -
  Interest                                                      -                 -                     -                   -
                                                       ------------      ------------          ------------         -----------
   Total revenues                                           172,381               -                     -                   -
                                                       ------------      ------------          ------------         -----------

Expenses:
  Property operating                                         66,502               -                     -                   -
  Interest                                                  102,797             3,735 (U)           (19,976) (V)         (3,040) (X)
  Depreciation                                               33,440               -                     -                   -
  Amortization                                                  -                 -                     -                   -
  General and administrative                                    -                 -                     -                   -
                                                       ------------      ------------          ------------         -----------
                                                            202,739             3,735               (19,976)             (3,040)
                                                       ------------      ------------          ------------         -----------


Income before allocation to minority interests,
  income from investment in unconsolidated
  joint ventures                                            (30,358)           (3,735)               19,976               3,040
Minority interests:
   Operating Partnership                                      3,350               389                  (440)               (316)
   Partially owned properties                                  -                  -                     -                   -
Income from investment in unconsolidated
 joint ventures                                              (1,847)              -                     -                   -
                                                       ------------      ------------          ------------         -----------
Net income from continuing operations                       (28,855)           (3,346)               19,536               2,724
                                                       ------------      ------------          ------------         -----------
Preferred dividends                                             -                 -                 (15,750) (W)            -

                                                       ------------      ------------          ------------         -----------
Net income available for Common Shares                 $    (28,855)     $     (3,346)         $      3,786         $     2,724
                                                       ============      ============          ============         ===========

Net income available per weighted average
 Common Share Outstanding (Basic)
Weighted Average Common Shares Outstanding (Basic)
Net income available per weighted average
 Common Share Outstanding (Diluted)
Weighted Average Common Shares Outstanding (Diluted)


                                                           JUNE             EQUITY OFFICE
                                                         1998 NOTES        PROPERTIES TRUST
                                                          OFFERING            PRO FORMA
                                                         ----------        ----------------
Revenues:
  Rental                                                    $   -            $1,265,485
  Tenant reimbursements                                         -               221,355
  Parking                                                       -                71,156
  Other                                                         -                28,308
  Fees from noncombined affiliates                              -                 8,040
  Interest                                                      -                23,528
                                                            -------          ----------
  Total revenues                                                -             1,617,872
                                                            -------          ----------
Expenses:
  Property operating                                            -               578,730
  Interest                                                      391(Y)          385,609
  Depreciation                                                  -               283,138
  Amortization                                                  -                11,512
  General and administrative                                    -                76,048
                                                            -------          ----------
                                                                391           1,335,037
                                                            -------          ----------


Income before allocation to minority interests,
  income from investment in unconsolidated
  joint ventures                                               (391)            282,835
Minority interests:
   Operating Partnership                                         41             (26,872)(Z)
   Partially owned properties                                   -                (1,701)
Income from investment in unconsolidated
 joint ventures                                                 -                10,976
                                                            -------          ----------
Net income from continuing operations                          (350)            265,238
                                                            -------          ----------

Preferred dividends                                             -               (33,710)
                                                            -------          ----------

Net income available for Common Shares                      $  (350)         $  231,528
                                                            =======          ==========

Net income available per weighted average
 Common Share Outstanding (Basic)                                            $     0.92
                                                                             ==========
Weighted Average Common Shares Outstanding (Basic)                           $  251,156
                                                                             ==========
Net income available per weighted average
 Common Share Outstanding (Diluted)                                          $     0.92
                                                                             ==========

Weighted Average Common Shares Outstanding (Diluted)                         $  282,096
                                                                             ==========


                         EQUITY OFFICE PROPERTIES TRUST

         NOTES TO THE PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                             (DOLLARS IN THOUSANDS)

A. To reflect the following acquisitions during the period from April 1, 1998 to July 2, 1998 and the Probable Acquisitions:


                                                                    LIABILITIES  VALUE OF  RECLASS OF
                                             PURCHASE                 ASSUMED     UNITS    HISTORICAL
PROPERTY                    DATE ACQUIRED      COST        PAID      OR ISSUED    ISSUED      COST
--------------------------  --------------  ----------  ----------  -----------  --------  ----------

Denver Post Tower           April 21, 1998  $   52,837  $   52,737     $     --      $100  $       --
Miller Global Portfolio     (1)                392,655     287,184      105,471        --          --
301 Howard and 215 Fremont  April 29, 1998      89,928      89,928           --        --          --
Polk & Taylor               (2)                174,156     158,194           --        --      15,962(4)
Millennium Plaza            May 19, 1998        46,061      46,061           --        --          --
Walker Building             June 1, 1998         8,624       8,624           --        --          --
Columbia Seafirst Center    June 26, 1998      401,738     401,738           --        --          --
Northland Plaza             July 2, 1998        47,000      47,000           --        --          --
Colonnade I, II and III     (3)                150,000     150,000           --        --          --
                                            ----------  ----------     --------      ----  ----------
Totals                                      $1,362,999  $1,241,466     $105,471      $100  $   15,962
                                            ==========  ==========     ========      ====  ==========


     (1) This portfolio consists of 13 office properties. The Company acquired 410 17th Street, One Tabor Center and Trinity Place on April 30, 1998 and Dominion Plaza on May 14, 1998 and expects to acquire 4949
          South Syracuse, Metropoint, One Park Square, The Terrace
          Building and The Solarium on July 15, 1998. In connection with this acquisition, the Company issued $57.4 million of unsecured notes which are payable within 120 days of closing in either cash or Common Shares.

     (2) On May 22, 1998, the Company acquired the remaining 90% interest in the Polk & Taylor Joint Venture.

     (3)  Probable acquisition.

     (4) To reclassify the Company's 10% interest in the unconsolidated joint venture to investment in real estate as a result of acquiring the remaining 90% interest (See (2) above).

B. To reflect the UIT Offering and paydown of the Credit Facilities with the proceeds as follows:


              Par value of Common Shares issued           $    16
              Additional paid in capital                   44,043
                                                          -------
              Proceeds used to paydown Credit Facilities  $44,059
                                                          =======


C. To reflect the following costs incurred in connection with the June 1998 Notes Offering:


                           Underwriting fees  $5,481
                           Offering costs        500
                                              ------
                              Total           $5,981
                                              ======


D. To reflect the June 1998 Notes Offering, including a $2,400 premium related to warrants, exercisable in December 1999, to purchase $300 million unsecured notes, which were issued as part of the June 1998 Notes Offering and a $2,281 discount related to the $475 million unsecured notes.

E. To reflect the use of proceeds of the June 1998 Notes Offering:


    Proceeds from the June 1998 Notes, including premium received in connection with the $300 million unsecured notes and a
     discount on the $475 million unsecured notes                  $775,119
    Costs incurred in connection with the June 1998 Notes
     Offering (see Note C)                                           (5,981)
                                                                   --------
    Net proceeds used to paydown credit facility                   $769,138
                                                                   ========


F. Scheduled payments of principal on total indebtedness for each of the next five years and thereafter, on a pro forma basis are as follows:


          1998                                             $  191,970
          1999                                                 52,908
          2000                                                151,236
          2001                                              1,104,266
          2002                                                319,583
          Thereafter                                        3,470,451
                                                           ----------
             Subtotal                                      $5,290,414
          Net premium (net of accumulated amortization of
           $2.4 million)                                        5,975
                                                           ----------
             Total                                         $5,296,389
                                                           ==========


G. Represents the consolidated historical statement of operations of the Company for the three months ended March 31, 1998 for the Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 1998 and the combined historical statements of operations of the Company for the period from July 11, 1997 to December 31, 1997 and Equity Office Predecessors for the period from January 1, 1997 to July 10, 1997, for the Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1997.

H. To reflect the operations and the depreciation expense for properties acquired in 1997 for the period from January 1, 1997 through the date of acquisition. Interest expense was also adjusted, where applicable, to a full year, for the year ended December 31, 1997.


                  PROPERTY                       DATE ACQUIRED    NOTE REFERENCE
---------------------------------------------  -----------------  --------------

177 Broad Street                                January 29, 1997
Biltmore Apartments                             January 29, 1997
Preston Commons                                   March 21, 1997
Oakbrook Terrace Tower                            April 16, 1997
50% Interest in Civic Parking, L.L.C.             April 16, 1997
One Maritime Plaza                                April 21, 1997
10880 Wilshire Boulevard                          April 23, 1997             (1)
Smith Barney Tower                                April 29, 1997
201 Mission Street                                April 30, 1997
Centerpointe I and II                             April 30, 1997             (1)
Westbrook Corporate Center                          May 23, 1997             (1)
225 Franklin Street                                 June 4, 1997             (1)
30 N. LaSalle                                      June 13, 1997
Sunnyvale Business Center                           July 1, 1997             (1)
Adams--Wabash Parking Facility                   August 11, 1997
Columbus America Properties                    September 3, 1997
Civic Opera Building                             October 1, 1997             (1)
Prudential Properties                            October 1, 1997
550 South Hope Street                            October 6, 1997
10 & 30 South Wacker Drive                       October 7, 1997



                    PROPERTY                   DATE ACQUIRED      NOTE REFERENCE
---------------------------------------------  -----------------  --------------
Acorn Properties                                 October 7, 1997
200 West Adams                                   October 8, 1997             (1)
One Lafayette Centre                            October 17, 1997
Lakeside Office Park                            October 20, 1997             (1)
Acorn Properties                               November 21, 1997
PPM Properties                                 November 24, 1997
LaSalle Office Plaza                           November 25, 1997
Stanwix Parking Facility                       November 25, 1997
101 North Wacker                               December 11, 1997             (1)
Wright Runstad Properties                      December 17, 1997
Wright Runstad Associates Limited Partnership  December 17, 1997


(1) Represents properties acquired during 1997 by Beacon prior to the Beacon Merger.

     The depreciation adjustment of $56.6 million in the "1997 Acquired Properties" column in the statement of operations for the year ended December 31, 1997, is based on the cost to acquire the above listed properties, assuming that 10% of the purchase price is allocated to land and the depreciable lives are 40 years. Depreciation is computed using the straight-line method.

I. To eliminate the operations of Barton Oaks Plaza II, Westlakes Office Park and 8383 Wilshire for the year ended December 31, 1997. Barton Oaks Plaza II was sold in January and Westlakes Office Park and 8383 Wilshire were sold in May 1997.

J. To reflect the additional interest expense on debt obtained in the year ended December 31, 1997 on properties acquired before 1997 and to reflect the $180 Million Notes Offering which occurred on September 3, 1997, and the resulting paydown of the revolving credit facility, and to reflect the $235.3 million of mortgage indebtedness repaid from draws on the $1.5 Billion Credit Facility and the repayment of the revolving credit facility balance. The adjustment also eliminates amortization expense recorded on the mark-to-market adjustment on debt repaid from draws on the $1.5 Billion Credit Facility and reflects amortization related to the fees associated with the $1.5 Billion Credit Facility for the year ended December 31, 1997, as follows:


Additional interest from debt obtained during 1997 on properties
 acquired before 1997                                                  $  1,042
Additional interest on $180 Million Notes Offering                        9,218
Additional interest on $1.5 Billion Credit Facility                      24,126
Decrease in interest from repayment of mortgage indebtedness            (13,263)
Decrease in interest from repayment of the revolving credit facility     (8,052)
Amortization of fees associated with the $1.5 Billion Credit Facility     5,018
Eliminate amortization expense recorded on mark to market adjustment
 on debt repaid with the $1.5 Billion Credit Facility                    (1,483)
                                                                       --------
        Total                                                          $ 16,606
                                                                       ========


K. To reflect the adjustment for the straight-line effect of scheduled rent increases, assuming the Consolidation and the IPO closed on January 1, 1997.

L. To reflect the net decrease in interest expense associated with the $15.0 million of mortgage debt on Denver Corporate Center Towers II and III repaid in May 1997 and the $598.4 million repaid with the net proceeds of the IPO and cash held by Equity Office Predecessors. In addition, to eliminate the $5.9 million of amortization historically recognized as a result of the write-off of deferred loan costs, net of the $4.1 million amortization of the discount required to record the mortgage debt at fair value recorded in connection with the Consolidation and the IPO.

M. To reflect depreciation expense related to the adjustment to record the net equity value of the investment in real estate for the year ended December 31, 1997, on a straight-line basis, as follows:


 Historical investment in real estate before accumulated
  depreciation at time of IPO                                        $5,022,946
 Less: Portion allocated to land estimated to be 10%                   (502,295)
                                                                     ----------
 Depreciable basis                                                   $4,520,651
                                                                     ----------
 Depreciation expense based on an estimated useful life of 40 years    $113,016
 Less: Historical depreciation expense related to properties
 contributed at the Consolidation and IPO                              (106,888)
 Less: Pro forma depreciation expense on properties acquired in
  1997 prior to the Consolidation and the IPO                            (3,391)
                                                                     ----------
 Depreciation expense adjustment                                     $    2,737
                                                                     ==========


N. To reflect additional general and administrative expenses expected to be incurred as a result of reporting as a public entity as follows:


                   Trustees' and officers' insurance  $  375
                   Printing and mailing                  375
                   Trustees' fees                        225
                   Investor relations                    225
                   Other                                 600
                                                      ------
                    Total                             $1,800
                                                      ======


O. Represents Beacon's historical statement of operations prior to the Beacon Merger for the period from January 1, 1997 to December 18, 1997.

P. To reflect the adjustment for the straight-line effect of scheduled rent increases, assuming the Beacon Merger closed on January 1, 1997.

Q. To reflect amortization of mark-to-market adjustment of Beacon's mortgage debt.

R. To reflect the depreciation expense related to the adjustment to record the net equity value of the investment in real estate and investment in joint ventures on a straight-line basis for the year ended December 31, 1997 associated with the Beacon Merger, as follows:


       Investment in real estate for Beacon Properties        $4,204,502
       Less: Portion allocated to land                          (515,022)
                                                              ----------
       Pro Forma depreciable basis of Beacon's investment in
        real estate, net                                      $3,689,480
                                                              ==========
       Depreciation expense based on an estimated useful
        life of 40 years                                         $92,237
       Less: Historical expense related to the Beacon
        Properties, including the period from December 19,
        1997 to December 31, 1997 after the Beacon Merger        (73,393)
       Less: Pro Forma depreciation expense on Beacon's 1997
        acquired properties                                      (13,470)
                                                              ----------
       Adjustment to depreciation expense                     $    5,374
                                                              ==========

S. Management has estimated that there will be a reduction of general and administrative expenses as a result of the Beacon Merger, as follows. The general and administrative expenses savings have not been included in the pro forma condensed combined statement of operations. There can be no assurance that the Company will be successful in realizing such anticipated cost savings.


                     Salaries and benefits         $16,500
                     Rent                            1,200
                     Office and computer expenses    1,600
                     Investor relations              1,600
                     Other                           1,100
                                                   -------
                      Total                        $22,000
                                                   =======


T. To reflect the operations and the depreciation expense for the following properties acquired in 1998 for (a) the pro forma condensed combined statement of operations for the three months ended March 31, 1998; for the period from January 1, 1998 through the earlier of the date of acquisition or March 31, 1998, as applicable, and (b) the pro forma condensed combined statement of operations for the year ended December 31, 1997, for the period from January 1, 1997 to December 31, 1997. Interest expense was also adjusted, where applicable, to reflect three months and a full year, for the three months ended March 31, 1998 and the year ended December 31, 1997, respectively.


                        PROPERTY                   DATE ACQUIRED
         ---------------------------------------  ----------------

         BP Tower Garage                          January 29, 1998
         100 Summer Street                          March 18, 1998
         The Tower at New England Executive Park    March 31, 1998
         Denver Post Tower                          April 21, 1998
         301 Howard and 215 Fremont                 April 29, 1998
         Miller Global Portfolio                                  (1)
         Millennium Plaza                             May 19, 1998
         Polk & Taylor                                May 22, 1998
         Walker Building                              June 1, 1998
         Columbia Seafirst Center                    June 26, 1998
         Northland Plaza                              July 2, 1998
         Colonnade I, II and III                  Probable Acquisition


(1) The Company acquired four properties on April 30, 1998 and one property on May 15, 1998 and expects to acquire the remaining eight properties on July 15, 1998.

     The depreciation adjustment of $8,109 million for the three months ended March 31, 1998 and $33,440 million for the year ended December 31, 1997 is based on the cost to acquire the properties described above assuming that 10% of the purchase price is allocated to land and the depreciable lives are 40 years. Depreciation is computed using the straight-line method.

U. To reflect the net increase in interest expense in connection with the February 1998 Notes Offering and the paydown of the revolving credit facility and the $1.5 Billion Credit Facility with the net proceeds of the February 1998 Notes Offering and to reflect amortization of the financing costs incurred in connection with the February 1998 Notes Offering.

V. To reflect the decrease in interest expense in connection with the paydown of the Credit Facilities with the net proceeds of the Series B Preferred Offering.

W. To reflect preferred dividends in connection with the Series B Preferred Offering of 5.25% per annum.

X. To reflect the decrease in interest in connection with the paydown of the Credit Facilities with the net proceeds of the UIT Offering (see Note B).

Y. To reflect the net increase in interest expense in connection with the June 1998 Notes Offering and the paydown of the revolving credit facility with the net proceeds of the June 1998 Notes Offering (see Note E) and to reflect amortization of the financing cost incurred in connection with the June 1998 Notes Offering.

Z. To reflect the 10.3% and 10.4% minority interests ownership in the Company at March 31, 1998 and December 31, 1997, respectively:


                                                     THREE
                                                  MONTHS ENDED   YEAR ENDED
                                                   MARCH 31,    DECEMBER 31,
                                                      1998          1997
                                                  ------------  ------------

   Historical allocation of income and minority
    interests                                           $7,726       $ 7,010
   Beacon minority interests allocation                     --        12,021
   Minority interests allocation of income after
    pro forma adjustments                                 (579)        7,841
                                                        ------       -------
   Net income allocated to minority interests
    ownership in the Company                            $7,147       $26,872
                                                        ======       =======

                        Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statements (Form S-3) and related Prospectuses of Equity Office Properties Trust for the registration of common shares of beneficial interest, preferred shares of beneficial interest, common share warrants and preferred share warrants and for the registration of 1,628,009 of its common shares of beneficial interest, of our reports included in the Current Report of Equity Office Properties Trust on Form 8-K dated June 26, 1998 filed with the Securities and Exchange Commission.




                                                                     DATE OF AUDITORS'
       FINANCIAL STATEMENTS                                                REPORT
----------------------------------------                             -----------------
Statement of Revenue and Certain Expenses of Denver Post
Tower for the year ended December 31, 1997                           April 28, 1998

Combined Statement of Revenue and Certain Expenses of the
301 Howard Street and 215 Fremont Street for the year
ended October 31, 1997                                               April 29, 1998

Combined Statement of Revenue and Certain Expenses of the
Mountain Properties for the year ended December 31, 1997             April 28, 1998

Statement of Revenue and Certain Expenses of Millennium Plaza
for the year ended December 31, 1997                                  June 22, 1998

Statement of Revenue and Certain Expenses of Polk & Taylor for
the year ended December 31, 1997                                      June 18, 1998

Combined Statement of Revenue and Certain Expenses of
Colonnade I, Colonnade II, and the Walker Building for the year
ended December 31, 1997                                               June 12, 1998

Statement of Revenue and Certain Expenses of Columbia Seafirst
Center for the year ended December 31, 1997                            July 1, 1998




                                                               ERNST & YOUNG LLP

Chicago, Illinois
July 8, 1998

                         Report of Independent Auditors


The Board of Trustees of
Equity Office Properties Trust


We have audited the accompanying Statement of Revenue and Certain Expenses of Denver Post Tower (the Property) as described in Note 2 for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in a Current Report on Form 8-K of Equity Office Properties Trust as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP


Chicago, Illinois
April 28, 1998

                               Denver Post Tower

                   Statements of Revenue and Certain Expenses
                             (Amounts in thousands)



                                                              JANUARY 1, 1998
                                          YEAR ENDED               THROUGH
                                       DECEMBER 31, 1997       MARCH 31, 1998
                                       -----------------      ----------------
                                                                 (UNAUDITED)
REVENUE
   Base rents                                     $6,685                $1,844
   Tenant reimbursements                             158                    68
   Parking income                                    433                   113
   Other income                                      225                    36
                                                  ------                ------
      Total revenue                                7,501                 2,061
                                                  ------                ------
EXPENSES
   Property operating and maintenance              3,039                   732
   Real estate taxes                                 555                   155
   Air rights rent                                   400                   100
   Management fee                                    155                    42
   Insurance                                          46                    10
                                                  ------                ------
      Total expenses                               4,195                 1,039
                                                  ------                ------
Revenue in excess of certain expenses             $3,306                $1,022
                                                  ======                ======






See accompanying notes.

                               Denver Post Tower

             Notes to Statements of Revenue and Certain Expenses


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Office Properties Trust. The accompanying statements are not representative of the actual operations of the property, as described in Note 2, for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred by Equity Office Properties Trust in future operations of the property, have been excluded.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the revenue and expenses during the reporting periods. Actual results could differ from these estimates.

Unaudited Interim Statement

In the opinion of management, the interim financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

2.  DESCRIPTION OF PROPERTY

The accompanying Statements of Revenue and Certain Expenses relate to the operations of Denver Post Tower, an office building with approximately 580,000 rentable square feet, located in Denver, Colorado (the "Property"). The Property was acquired for $52.8 million by Equity Office Properties Trust from an unrelated party on April 21, 1998.

                               Denver Post Tower

3.  RENTALS

The Property has entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes on a pro rata basis, as defined.

4.   RELATED PARTY TRANSACTIONS

The Property was managed by an affiliated party to the seller. The management agreement provided for a fee of 2.5% of gross receipts and reimbursements of payroll for on-site personnel.

5.   COMMITMENT

The Property is obligated under a 65 year air rights lease agreement expiring in 2047. The lease provides for minimum payments of $400,000 per year, plus contingent rent based on a percentage of cash flows received from the operations of the Property, as defined in the lease. No contingent rentals were due for 1997.

                         Report of Independent Auditors


The Board of Trustees of
Equity Office Properties Trust

We have audited the accompanying combined Statement of Revenue and Certain Expenses of 301 Howard Street and 215 Fremont Street (the Properties) described in Note 2 for the year ended October 31, 1997. The combined Statement of Revenue and Certain Expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Office Properties Trust as described in Note 1, and is not intended to be a complete presentation of the Properties' combined revenue and expenses.

In our opinion, the combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses described in Note 1 of the Properties for the year ended October 31, 1997, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP

Chicago, Illinois
April 29, 1998

                    301 Howard Street and 215 Fremont Street
              Combined Statements of Revenue and Certain Expenses
                             (Amounts in Thousands)




                                                         NOVEMBER 1, 1997
                                          YEAR ENDED         THROUGH
                                       OCTOBER 31, 1997   MARCH 31, 1998
                                       ----------------  ----------------
                                                           (UNAUDITED)
REVENUE
   Base rents                                    $5,257            $2,477
   Tenant reimbursements                            139                18
   Parking income                                    63                46
   Other income                                      90                28
                                                 ------            ------
      Total revenue                               5,549             2,569
                                                 ------            ------


EXPENSES
   Property operating and maintenance             2,284               839
   Real estate taxes                                490               212
   Insurance                                         70                32
                                                 ------            ------
      Total expenses                              2,844             1,083
                                                 ------            ------

Revenue in excess of certain expenses            $2,705            $1,486
                                                 ======            ======




See accompanying notes.

                    301 Howard Street and 215 Fremont Street
          Notes to Combined Statements of Revenue and Certain Expenses



1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying combined Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Office Properties Trust. The accompanying financial statements are not representative of the actual operations of the properties, as described in
Note 2, for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expense expected to be incurred by Equity Office Properties Trust in future operations of the properties, have been excluded.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the combined Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the combined revenue and expenses during the reporting periods. Actual results could differ from these estimates.

Unaudited Interim Statement

In the opinion of management, the interim financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

                    301 Howard Street and 215 Fremont Street
          Notes to Combined Statements of Revenue and Certain Expenses
                                (continued)



2.   DESCRIPTION OF PROPERTIES

The accompanying combined Statements of Revenue and Certain Expenses relate to the combined operations of 301 Howard Street and 215 Fremont Street (the "Properties") which were acquired for $89.9 million by Equity Office Properties Trust on April 29, 1998. The Properties have been presented on a combined basis because all of the Properties are under common control and management. The following Properties are included in the combined financial statements:


                                                       APPROXIMATE
                                                         RENTABLE
  PROPERTY NAME                  LOCATION             SQUARE FOOTAGE
-------------------          -----------------        --------------

301 Howard Street            San Francisco, CA               306,000
215 Fremont Street           San Francisco, CA               265,000
                                                             -------
                                                             571,000
                                                             =======

3.   RENTALS

The Properties have entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes on a pro rata basis, as defined.

                         Report of Independent Auditors



The Board of Trustees of
Equity Office Properties Trust

We have audited the accompanying combined Statement of Revenue and Certain Expenses of the Mountain Properties (the Properties) as described in Note 2 for the year ended December 31, 1997. The combined Statement of Revenue and Certain Expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Office Properties Trust as described in Note 1 and is not intended to be a complete presentation of the Properties' combined revenue and expenses.

In our opinion, the combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses described in Note 1 of the Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP


Chicago, Illinois
April 28, 1998

                              Mountain Properties

              Combined Statements Of Revenue And Certain Expenses
                             (Amounts in thousands)



                                                            JANUARY 1, 1998
                                          YEAR ENDED            THROUGH
                                       DECEMBER 31, 1997     MARCH 31, 1998
                                       -----------------    ---------------
                                                               (UNAUDITED)
REVENUE
   Base rents                                    $26,228            $7,235
   Tenant reimbursements                           5,290             1,389
   Parking revenue                                 3,595               966
   Other income                                      638               186
                                                 -------            ------
      Total revenue                               35,751             9,776
                                                 -------            ------


EXPENSES
   Property operating and maintenance             12,826             3,073
   Real estate taxes                               3,508               872
   Management fee                                  1,100               281
   Insurance                                         322                84
                                                 -------            ------

      Total expenses                              17,756             4,310
                                                 -------            ------

Revenue in excess of certain expenses            $17,995            $5,466
                                                 =======            ======




See accompanying notes.

                             Mountain Properties

        Notes to Combined Statements of Revenue and Certain Expenses


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying combined Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Office Properties Trust. The accompanying financial statements are not representative of the actual operations of the Mountain Properties (the "Properties"), as described in Note 2, for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred by Equity Office Properties Trust in future operations of the Properties, have been excluded.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the combined Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the combined revenue and expenses during the reporting periods. Actual results could differ from these estimates.

Unaudited Interim Statement

In the opinion of management, the interim financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

2.   DESCRIPTION OF PROPERTIES

The accompanying combined Statements of Revenue and Certain Expenses relate to the combined operations of the Properties which are to be acquired by Equity Office Properties Trust from an unrelated third party. The Properties have been presented on a combined basis because all of the Properties are under common control and management. The following properties are included in the combined financial statements:

                                                     APPROXIMATE
                                                       RENTABLE
   PROPERTY NAME                LOCATION            SQUARE FOOTAGE
-------------------          ---------------        --------------
One Tabor Center (a)         Denver, CO                    674,000
Dominion Plaza               Denver, CO                    571,000
410 17th Street              Denver, CO                    389,000
Trinity Place                Denver, CO                    189,000
The Solarium                 Greenwood Village, CO         163,000
4949 South Syracuse          Denver, CO                     63,000
One Park Square (b)          Albuquerque, NM               262,000
                                                         ---------
                                                         2,311,000
                                                         =========

(a) This property consists of two buildings.
(b) This property consists of four buildings.

3.  RENTALS

The Properties have entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes on a pro rata basis, as defined.

4.  RELATED PARTY TRANSACTIONS

The Properties were managed by affiliated parties to the seller. The management agreements provided for a fee ranging from 2%-5% of gross receipts, as defined and reimbursements for on-site personnel.

                         Report of Independent Auditors


The Board of Trustees of
Equity Office Properties Trust

We have audited the accompanying Statement of Revenue and Certain Expenses of Millennium Plaza (the Property) as described in Note 2 for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Office Properties Trust as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP

Chicago, Illinois
June 22, 1998

                                Millennium Plaza
                   Statements of Revenue and Certain Expenses
                             (Amounts in thousands)




                                                               JANUARY 1, 1998
                                          YEAR ENDED               THROUGH
                                       DECEMBER 31, 1997        APRIL 30, 1998
                                       -----------------       ---------------
                                                                 (UNAUDITED)
REVENUE
   Base rents                                     $3,885           $1,295
   Tenant reimbursements                           4,539            1,102
   Other income                                       24                7
                                                  ------           ------
      Total revenue                                8,448            2,404
                                                  ------           ------

EXPENSES
   Property operating and maintenance              2,727              807
   Real estate taxes                               1,182              390
   Management fee                                    248               78
   Insurance                                          34               21
                                                  ------           ------
      Total expenses                               4,191            1,296
                                                  ------           ------

Revenue in excess of certain expenses             $4,257           $1,108
                                                  ======           ======



See accompanying notes.

                                Millennium Plaza
              Notes to Statements of Revenue and Certain Expenses



1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Office Properties Trust. The accompanying financial statements are not representative of the actual operations of the property, as described in Note 2, for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred by Equity Office Properties Trust in future operations of the property, have been excluded.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the revenue and expenses during the reporting periods. Actual results could differ from these estimates.

Unaudited Interim Statement

In the opinion of management, the interim financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

                              Millennium Plaza
             Notes to Statements of Revenue and Certain Expenses
                                 (continued)



2.   DESCRIPTION OF PROPERTY

The accompanying Statements of Revenue and Certain Expenses relate to the operations of Millennium Plaza, an office building with approximately 330,000 rentable square feet, located in Englewood, Colorado (the "Property"). The Property was 99% occupied by a single tenant, First Data Corporation, as of December 31, 1997. Equity Office Property Trust acquired the Property on May 19, 1998 for $46.1 million from an unrelated party.

3.   RENTALS

The Property has entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes on a pro rata basis, as defined.

4.   RELATED PARTY TRANSACTIONS

The Property was managed by an affiliated party to the seller. The management agreement provided for a fee of 3.0% of gross receipts, as defined.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Trustees
Equity Office Properties Trust

We have audited the accompanying Statement of Revenue and Certain Expenses of Polk & Taylor (the Property) as described in Note 2 for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in a Current Report on Form 8-K of Equity Office Properties Trust as described in Note 1 and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                     ERNST & YOUNG LLP

Chicago, Illinois
June 18, 1998

                                 POLK & TAYLOR
                   STATEMENTS OF REVENUE AND CERTAIN EXPENSES

                             (AMOUNTS IN THOUSANDS)


                                                  YEAR ENDED      THREE MONTHS ENDED
                                               DECEMBER 31, 1997    MARCH 31, 1998
                                               -----------------  ------------------
                                                                      (UNAUDITED)
REVENUE
   Base rents...........................                 $22,038              $6,109
   Tenant reimbursements................                   1,196                 195
   Parking income.......................                   1,445                 334
   Other income.........................                      73                   1
                                                         -------              ------

      Total revenue.....................                  24,752               6,639
                                                         -------              ------

EXPENSES
   Property operating and maintenance...                   4,016                 789
   Real estate taxes....................                   1,198                 310
   Management fee.......................                     969                 255
   Insurance............................                      99                  21
                                                         -------              ------

      Total expenses....................                   6,282               1,375
                                                         -------              ------
Revenue in excess of certain expenses...                 $18,470              $5,264
                                                         =======              ======




See accompanying notes.

                                 POLK & TAYLOR
              NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Office Properties Trust. The statements are not representative of the actual operations of the property, as described in Note 2, for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred by Equity Office Properties Trust in future operations of the property, have been excluded.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the revenue and certain expenses during the reporting periods. Actual results could differ from these estimates.

Unaudited Interim Statement

In the opinion of management, the interim financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.


2.   DESCRIPTION OF PROPERTY

The accompanying Statements of Revenue and Certain Expenses relate to the operations of Polk & Taylor, an office building with approximately 902,000 rentable square feet, located in Arlington, Virginia (the "Property"). A single tenant, the Department of Defense, occupied approximately 95% of the building as of December 31, 1997. On May 22, 1998, Equity Office Properties Trust, which previously owned a 10% interest in the Property, acquired the remaining 90% interest for approximately $158.2 million, from an unrelated party.


3.   RENTALS

The Property has entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes on a pro-rata basis, as defined.

                                 POLK & TAYLOR
              NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES


4.   RELATED PARTY TRANSACTIONS

During the year ended December 31, 1997, the Property was managed by an affiliated party to the seller. The management agreement provided for fees of 4% of gross receipts, as defined.

                         Report of Independent Auditors


The Board of Trustees of
Equity Office Properties Trust


We have audited the accompanying combined Statement of Revenue and Certain Expenses of the Colonnade I, Colonnade II and the Walker Building (the Properties) as described in Note 2 for the year ended December 31, 1997. The combined Statement of Revenue and Certain Expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in a Current Report on Form 8-K of Equity Office Properties Trust as described in Note 1, and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses described in Note 1 of the Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
June 12, 1998

                 Colonnade I, Colonnade II and the Walker Building

              Combined Statements of Revenue and Certain Expenses
                             (Amounts in thousands)




                                                                    JANUARY 1, 1998
                                          YEAR ENDED                    THROUGH
                                       DECEMBER 31, 1997             APRIL 30, 1998
                                       -----------------            ---------------
                                                                      (UNAUDITED)
REVENUE
   Base rents                                    $11,250                $3,942
   Tenant reimbursements                             778                   262
   Parking income                                    130                    66
   Other income                                       28                     -
                                                 -------                ------
      Total revenue                               12,186                 4,270
                                                 -------                ------

EXPENSES
   Property operating and maintenance              3,363                 1,148
   Real estate taxes                               1,541                   487
   Insurance                                          97                    32
                                                 -------                ------

      Total expenses                               5,001                 1,667
                                                 -------                ------

Revenue in excess of certain expenses            $ 7,185                $2,603
                                                 =======                ======







See accompanying notes.

               Colonnade I, Colonnade II and the Walker Building

          Notes to Combined Statements of Revenue and Certain Expenses

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying combined Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Office Properties Trust. The accompanying financial statements are not representative of the actual operations of the properties, as described in
Note 2, for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred by Equity Office Properties Trust in future operations of the properties, have been excluded.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the combined Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the combined revenue and expenses during the reporting periods. Actual results could differ from these estimates.

Unaudited Interim Statement

In the opinion of management, the interim financial statement reflects all significant adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

2.  DESCRIPTION OF PROPERTIES

The accompanying combined Statements of Revenue and Certain Expenses relate to the combined operations of the Colonnade I and Colonnade II, a twin tower office complex with approximately 607,000 rentable square feet, located in Dallas, Texas, and the Walker Building, an office building with approximately 75,000 rentable square feet, located in Washington, D.C. (collectively the "Properties"). The Properties have been presented on a combined basis because the Properties were under common ownership and management. It is expected that Colonnade I and Colonnade II will be acquired for $90.0 million by Equity Office Properties Trust from an unrelated party. The Walker Building was acquired on June 1, 1998 for $8.6 million by Equity Office Properties Trust from an unrelated party.

               Colonnade I, Colonnade II and the Walker Building

3.  RENTALS

The Properties have entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes on a pro rata basis, as defined.

                         Report of Independent Auditors


The Board of Trustees of
Equity Office Properties Trust


We have audited the accompanying Statement of Revenue and Certain Expenses of the Columbia Seafirst Center (the Property) as described in Note 2 for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in a Current Report on Form 8-K of Equity Office Properties Trust as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP


Chicago, Illinois
July 1, 1998

                            Columbia Seafirst Center

                   Statements of Revenue and Certain Expenses
                             (Amounts in thousands)



                                                                   JANUARY 1, 1998
                                          YEAR ENDED                   THROUGH
                                       DECEMBER 31, 1997             MAY 31, 1998
                                       -----------------           ---------------
                                                                      (UNAUDITED)
REVENUE
   Base rents                                    $26,813               $11,642
   Tenant reimbursements                             625                   167
   Parking income                                  1,850                   838
   Other income                                      539                   256
                                                 -------               -------

      Total revenue                               29,827                12,903
                                                 -------               -------

EXPENSES
   Property operating and maintenance              6,896                 2,761
   Real estate taxes                               2,499                 1,064
   Management fee                                    386                   163
   Insurance                                         197                   105
                                                 -------               -------

      Total expenses                               9,978                 4,093
                                                 -------               -------

Revenue in excess of certain expenses            $19,849               $ 8,810
                                                 =======               =======



See accompanying notes.

                            Columbia Seafirst Center

              Notes to Statements of Revenue and Certain Expenses


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Office Properties Trust. The accompanying statements are not representative of the actual operations of the property, as described in Note 2, for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred by Equity Office Properties Trust in future operations of the property, have been excluded.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the revenue and expenses during the reporting periods. Actual results could differ from these estimates.

Unaudited Interim Statement

In the opinion of management, the interim financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

2.  DESCRIPTION OF PROPERTY

The accompanying Statements of Revenue and Certain Expenses relate to the operations of the Columbia Seafirst Center, an office building with approximately 1,500,000 rentable square feet, located in Seattle, Washington (the "Property"). The Property was acquired on June 26, 1998 for $401.7 million by Equity Office Properties Trust from an unrelated party.




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


                            Columbia Seafirst Center

        Notes to Statements of Revenue and Certain Expenses (continued)



3.  RENTALS

The Property has entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes on a pro rata basis, as defined.

4. RELATED PARTY TRANSACTIONS

The Property was managed by an affiliated party to the seller. The management agreement provided for a fixed management fee of $386,279 per year.



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